Exhibit 24.1

POWERS OF ATTORNEY

POWER OF ATTORNEY OF VIRGINIA M. ROMETTY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Chairman of the Board, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 25,000,000 shares of capital stock of the Corporation or other interests issuable under the Corporation’s 2014 Employees Stock Purchase Plan, hereby constitutes and appoints Michelle H. Browdy, James J. Kavanaugh, Martin J. Schroeter, Stanley J. Sutula III, and Robert C. Weber, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2014.

/s/ Virginia M. Rometty
Virginia M. Rometty
Chairman of the Board, President
and Chief Executive Officer

POWER OF ATTORNEY OF MARTIN J. SCHROETER

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Senior Vice President and Chief Financial Officer, Finance Enterprise and Transformation of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 25,000,000 shares of capital stock of the Corporation or other interests issuable under the Corporation’s 2014 Employees Stock Purchase Plan, hereby constitutes and appoints, Michelle H. Browdy, James J. Kavanaugh, Virginia M. Rometty, Stanley J. Sutula III, and Robert C. Weber, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2014.

/s/ Martin J. Schroeter
Martin J. Schroeter
Senior Vice President and
Chief Financial Officer,
Enterprise Transformation

POWER OF ATTORNEY OF JAMES J. KAVANAUGH

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 25,000,000 shares of capital stock of the Corporation or other interests issuable under the Corporation’s 2014 Employees Stock Purchase Plan, hereby constitutes and appoints Michelle H. Browdy, Virginia M. Rometty, Martin J. Schroeter, Stanley J. Sutula III, and Robert C. Weber, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2014.

/s/ James J. Kavanaugh
James J. Kavanaugh
Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to 25,000,000 shares of capital stock of the Corporation or other interests issuable under the Corporation’s 2014 Employees Stock Purchase Plan, hereby constitutes and appoints, Michelle H. Browdy, James J. Kavanaugh, Virginia M. Rometty, Martin J. Schroeter, Stanley J. Sutula III, and Robert C. Weber, as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements, and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 25th day of February 2014.

/s/ Alain J.P. Belda
Director

/s/ William R. Brody
Director

/s/ Kenneth I. Chenault
Director

/s/ Michael L. Eskew
Director

/s/ David N. Farr
Director

/s/ Shirley Ann Jackson
Director

/s/ Andrew N. Liveris
Director

/s/ W. James McNerney, Jr.
Director

/s/ James W. Owens
Director

/s/ Joan E. Spero
Director

/s/ Sidney Taurel
Director